EXHIBIT 99.10

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                        GSAA HOME EQUITY TRUST 2006-12

                           ASSET-BACKED CERTIFICATES

                                SERIES 2006-12



               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT



                                     among



                        GOLDMAN SACHS MORTGAGE COMPANY,
                                  as Assignor



                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignee



                                      and



                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                  as Servicer



                                  Dated as of


                                 July 28, 2006






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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

         ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment Agreement") made this 28th day of July, 2006, among Wells Fargo Bank, National Association, a national banking association (the "Servicer"), GS Mortgage Securities Corp., a Delaware corporation (the "Assignee"), and Goldman Sachs Mortgage Company, a New York limited partnership (the "Assignor" or "GSMC").

         WHEREAS, the Assignor and the Servicer have entered into (i) the Second Amended and Restated Master Seller's Warranties and Servicing Agreement, dated as of November 1, 2005 and (ii) an Assignment and Conveyance Agreement (06-W21), dated as of April 27, 2006 (collectively, the "Servicing Agreement") pursuant to which the Servicer sold certain Mortgage Loans (as defined below) to the Assignor on April 27, 2006 (the "Original Purchase Date");

         WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the mortgage loans (the "Mortgage Loans"), which are subject to the provisions of the Servicing Agreement and are listed on the mortgage loan schedule attached as Exhibit A hereto (the "Mortgage Loan Schedule"); and

         WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of July 1, 2006 (the "Trust Agreement"), among GS Mortgage Securities Corp., as depositor, U.S. Bank National Association, as trustee (the "Trustee"), Deutsche Bank National Trust Company, as a custodian, Wells Fargo Bank, National Association, as a custodian and JPMorgan Chase Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), and as securities administrator, the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee's rights under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder);

         NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Assignment and Assumption.

            (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder) from and after the date hereof, and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans, from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

            (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the applicable Servicing Agreement.

            (c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

         2. Modification of the Servicing Agreement. Only in so far as it relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Servicing Agreement as follows:

            (a) The second sentence of Section 4.2 shall be deleted in its entirety and replaced with the following:

         "In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 4.1 and remains delinquent for a period of ninety (90) days or any other default continues for a period of ninety (90) days beyond the expiration of any grace or cure period, the Company shall commence foreclosure proceedings."

            (b) The second paragraph of Section 4.4 shall be deleted in its entirety and replaced with the following:

         "The Company shall deposit in the Custodial Account within two (2) Business Days of the Company's receipt, and retain therein, the following collections received by the Company and payments made by the Company after the related Cut-off Date, other than payments of principal and interest due on or before the related Cut-off Date:"

            (c) The first sentence of the second paragraph of Section 6.2 shall be deleted in its entirety and replaced with the following:

         "If the Company satisfies or releases the lien of the Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage (other than as a result of a modification pursuant to the terms of this Agreement or liquidation of the Mortgaged Property pursuant to the terms of this Agreement) or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within two (2) Business Days of receipt of such demand by the Purchaser."

            (d) Section 10.1(ii) shall be deleted in its entirety and replaced with the following:

         "(ii) failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement which continues unremedied for a period of thirty (30) days (fifteen (15) days in the case of Section 6.4 and 6.6) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser or by the Custodian; or"

         3. Accuracy of Servicing Agreement.

         The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit B is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) the Servicing Agreement has not been amended or modified in any respect (other than as set forth herein) and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement. The Servicer, in its capacity as seller and/or servicer under the Servicing Agreement, further represents and warrants that the representations and warranties contained in Section 3.1 of the Servicing Agreement are true and correct as of the date hereof, and the representations and warranties regarding the Mortgage Loans contained in Section 3.2 of the Servicing Agreement were true and correct as of the Original Purchase Date.

         4. Recognition of Assignee.

         From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein or in the Servicing Agreement to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the terms of the Servicing Agreement, as modified by this Assignment Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

         5. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

         (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Assignment Agreement.

         (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement.

         (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         6. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

         (a) Organization. The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

         (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

         (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

         (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement has been duly authorized by all necessary action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

         (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Assignment Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

         7. Additional Representations and Warranties of the Assignor with Respect to the Mortgage Loans. The Assignor hereby represents and warrants to the Assignee as follows:

         (a) Prior Assignments; Pledges. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

         (b) Releases. The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

         (c) Compliance with Applicable Laws. With respect to each Mortgage Loan, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to such Mortgage Loan, including without limitation, any provisions relating to prepayment charges, have been complied with.

         (d) High Cost. No Mortgage Loan is categorized as "High Cost" pursuant to the then-current Standard & Poor's Glossary for File Format for LEVELS(R) Version 5.6(d), Appendix E, as revised from time to time and in effect as of the Original Purchase Date. Furthermore, none of the Mortgage Loans sold by the Seller are classified as (a) a "high cost mortgage" loan under the Home Ownership and Equity Protection Act of 1994 or (b) a "high cost home," "covered," "high-cost," "high-risk home," or "predatory" loan under any other applicable state, federal or local law.

         (e) Georgia Fair Lending Act. No Mortgage Loan is secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

         (f) Credit Reporting. The Assignor will cause to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

         (g) Bring Down. To the Assignor's knowledge, with respect to each Mortgage Loan, no event has occurred from and after the closing date set forth in the Servicing Agreement to the date hereof that would cause any of the representations and warranties relating to such Mortgage Loan set forth in
Section 3.2 of the Servicing Agreement to be untrue in any material respect as of the date hereof as if made on the date hereof. With respect to those representations and warranties which are made to the best of the Assignor's knowledge, if it is discovered by the Assignor that the substance of such representation and warranty is inaccurate, notwithstanding the Assignor's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

         It is understood and agreed that the representations and warranties set forth in Sections 6 and 7 shall survive delivery of the Mortgage Loan Documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the

Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 9 to repurchase, or in limited circumstances, substitute a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in Sections 6 and 7. It is further understood and agreed that, except as specifically set forth in Sections 6 and 7, the Assignor shall be deemed not to have made the representations and warranties in Section 7(g) with respect to, and to the extent of, representations and warranties made, as to the matters covered in Section 7(g), by the Servicer in the Servicing Agreement (or any officer's certificate delivered pursuant thereto).

         It is understood and agreed that, with respect to the Mortgage Loans, the Assignor has made no representations or warranties to the Assignee other than those contained in Sections 6 and 7, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

         8. Representations and Warranties of the Servicer. The Servicer hereby represents and warrants to the Assignee that, to the extent the Mortgage Loans will be part of a REMIC, the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) in accordance with the Servicing Agreement, but in no event in a manner that would (a) cause the REMIC to fail to qualify as a REMIC or (b) result in the imposition of a tax upon the REMIC (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code).

         9. Repurchase of Mortgage Loans.

         Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within ninety (90) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to purchase such Mortgage Loan from the Assignee at the Repurchase Price (as defined in the Servicing Agreement) or, in limited circumstances (as set forth below), substitute such mortgage loan for a Substitute Mortgage Loan (as defined below).

         The Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans and providing the Substitution Adjustment Amount, if any, provided that any such substitution shall be effected not later than ninety (90) days from the date on which it is notified of the breach.

         In the event the Servicer has breached a representation or warranty under the Servicing Agreement that is substantially identical to, or covers the same matters as, a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer to cure such breach or purchase such mortgage loan from the Trust. If the Servicer does not within ninety (90) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Servicing Agreement) or purchase the Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase or substitute for the Mortgage Loan from the Trust.

         In addition, the Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan with respect to which the Servicer has breached a representation and warranty and is obligated to repurchase such Mortgage Loan under the Servicing Agreement, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than ninety (90) days from the date on which it is notified of the breach.

         In the event of any repurchase or substitution of any Mortgage Loan by the Assignor hereunder, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure any breach or repurchase such Mortgage Loan under the terms of the Servicing Agreement with respect to such Mortgage Loan. In the event of a repurchase or substitution of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee's rights under the Servicing Agreement, but only insofar as such Servicing Agreement relates to such Mortgage Loan.

         Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

         For purposes of this Section, "Deleted Mortgage Loan" and "Substitute Mortgage Loan" shall be defined as set forth below.

         "Deleted Mortgage Loan" A Mortgage Loan which is to be, pursuant to this Section 9, replaced or to be replaced by the Assignor with a Substitute Mortgage Loan.

         "Substitute Mortgage Loan" A mortgage loan substituted by the Assignor for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan, (ii) be accruing interest at a rate no lower than and not more than 2% per annum higher than that of the Deleted Mortgage Loan,
(iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan, (iv) be of the same type as the Deleted Mortgage Loan (i.e., fixed- or adjustable-rate with same periodic rate cap, lifetime rate cap, and index); and (v) comply with each representation and warranty set forth in Section 3.2 of the Servicing Agreement.

         "Substitution Adjustment Amount" means with respect to any Mortgage Loan, the amount remitted by GSMC on the applicable Distribution Date which is the difference between the outstanding principal balance of a Substitute Mortgage Loan as of the date of substitution and the outstanding principal balance of the Deleted Mortgage Loan as of the date of substitution.

         10. Maintenance of Primary Mortgage Insurance Policy.

         In accordance with customary and usual standards of practice, the Servicer shall administer the Primary Mortgage Insurance Policy on behalf of the Trustee for the benefit of the Certificateholders, in accordance with the provisions contained therein, which administration shall include, but not be limited to, making claims and receiving payments under the Primary Mortgage Insurance Policy, as necessary, and complying with monthly unpaid principal reporting and monthly default and delinquency reporting requirements. In connection with its activities as Servicer of the applicable covered mortgage loans listed on the mortgage loan schedule attached as Exhibit C hereto (the "PMI Mortgage Loan Schedule"), the Servicer agrees to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under the Primary Mortgage Insurance Policy and, in this regard, to take any reasonable action necessary to permit recovery under the Primary Mortgage Insurance Policy respecting defaulted Mortgage Loans including providing Loan Files (as defined in the Primary Mortgage Insurance Policy) to GSMC and the PMI provider as requested and in accordance with the requirements of the Primary Mortgage Insurance Policy. Any amounts collected by the Servicer under the Primary Mortgage Insurance Policy shall be remitted to the Securities Administrator for deposit in the Distribution Account, other than amounts from claims remitted by the PMI provider to the Servicer. Claims funds, other than premium refunds, shall be retained by the Servicer and applied to the covered mortgage loans as applicable and in accordance with the Servicing Agreement and the Primary Mortgage Insurance Policy. Premium refunds remitted to the Servicer by the PMI provider shall be remitted to the Securities Administrator for deposit in the Distribution Account.

         The Servicer shall notify and direct the Securities Administrator in writing to remit all applicable premiums and associated premium taxes in accordance with the Primary Mortgage Insurance Policy, and the Securities Administrator, as directed by the Servicer, will be required to remit from trust amounts all premiums and associated premium taxes on the Primary Mortgage Insurance Policy from the Distribution Account. All monies required to be remitted by the Servicer to the Securities Administrator shall be remitted by wire as follows:

         Bank:             JPMorgan Chase Bank, N.A.
         ABA:              021-000-021
         Account Name:     PMI Incoming Wire Account
         Accout Number:    507975049
         Reference:        GSAA 2006-12 Policy No. 22803-0001-0, PMI Bulk
                           Deal No.: 2006-0674

         The Servicer shall bear the responsibility of notifying the Securities Administrator in writing when the Servicer has liquidated a covered mortgage loan and brought the associated UPB to zero, of any changes or revisions to a Loan-Level Premium Rate (as defined in the Primary Mortgage Insurance Policy), of any changes or revisions to the rates of Premium Taxes (as defined in the Primary Mortgage Insurance Policy) or of any other changes or modifications that could reasonably affect the calculation of premiums and associated premium taxes due under the Primary Mortgage Insurance Policy. If, at any time, the Servicer becomes aware of an error which resulted in a premium shortfall, the Servicer shall notify the Securities Administrator in writing confirming such error and directing the Securities Administrator to remit such shortfall amounts from trust amounts in the next Distribution Date.

         For purposes of this Section, "Primary Mortgage Insurance Policy" shall be defined as set forth below.

         "Primary Mortgage Insurance Policy" The GSAA Home Equity Trust 2006-12, Asset-Backed Certificates, Series 2006-12, Bulk Primary First Lien Mortgage Insurance Policy No. 22803-0001-0, PMI Bulk Deal No.: 2006-0674.

         11. Continuing Effect.

         Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

         12. Governing Law.

         THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

         EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

         13. Notices.

         Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

         (a)      in the case of the Servicer,

                  Wells Fargo Bank, National Association
                  1 Home Campus, MAC #X2302-033
                  Des Moines, Iowa 50328-0001
                  Attention:  John B. Brown
                  Tel:  (515) 324-7071
                  Fax:  (515) 324-3118

                  with a copy to,

                  Wells Fargo Bank, National Association
                  1 Home Campus, MAC #X2401-06T
                  Des Moines, Iowa 50328-0001
                  Attention:  General Counsel
                  Tel:  (515) 213-4762
                  Fax:  (515) 213-5192

or such other address as may hereafter be furnished by the Servicer;

         (b)      in the case of the Assignee,

                  GS Mortgage Securities Corp.
                  85 Broad Street
                  New York, New York 10004
                  Attention:  Chris Gething
                  Tel.: (212) 902-1434
                  Fax:  (212) 256-5107

                  with a copy to:

                  GS Mortgage Securities Corp.
                  85 Broad Street
                  New York, New York 10004
                  Attention:  William Moliski
                  Tel:  (212) 357-8721
                  Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignee, and

         (c)      in the case of the Assignor,

                  GS Mortgage Securities Corp.
                  85 Broad Street
                  New York, New York 10004
                  Attention:  Chris Gething
                  Tel.: (212) 902-1434
                  Fax:  (212) 256-5107
                  with a copy to:

                  Goldman Sachs Mortgage Company
                  85 Broad Street
                  New York, New York 10004
                  Attention:  William Moliski
                  Tel:  (212) 902-1434
                  Fax:  (212) 363-6148

or such other address as may hereafter be furnished by the Assignor.

         14. Counterparts.

         This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         15. Definitions.

         Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement or the Trust Agreement, as applicable.

         16. Third-Party Beneficiary.

         The parties agree that the Trustee is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.





                           [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.


                               GOLDMAN SACHS MORTGAGE COMPANY,
                               a New York limited partnership, as Assignor

                               By: Goldman Sachs Real Estate Funding Corp., its general partner



                               By: /s/ Kevin Gasvoda
                                  ---------------------------------------
                                     Name:  Kevin Gasvoda
                                     Title: Vice President


                               GS MORTGAGE SECURITIES CORP., as Assignee



                               By: /s/ Michelle Gill
                                  ---------------------------------
                                     Name:  Michelle Gill
                                     Title: Vice President


                               WELLS FARGO BANK, NATIONAL
                               ASSOCIATION, as Servicer



                               By: /s/ Bradley A. Davis
                                  ---------------------------------
                                     Name:  Bradley A. Davis
                                     Title: Vice President



                            Wells Fargo Step 1 AAR

NY1 5916302v.14
                                                                     Exhibit A
                                                                     ---------


                            Mortgage Loan Schedule
                            ----------------------

   [On File with the Securities Administrator as provided by the Depositor]

                                                                     Exhibit B
                                                                     ---------


Second Amended and Restated Master Seller's Warranties and Servicing Agreement
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                         [On File with the Depositor]

                                                                     Exhibit C
                                                                     ---------


                          PMI Mortgage Loan Schedule
                          --------------------------

   [On File with the Securities Administrator as provided by the Depositor]